UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 11, 2019

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.08.

Item 8.01. Other Events

On October 11, 2019, EQT Corporation (EQT) issued a news release announcing that the date of its 2020 annual meeting of shareholders (the 2020 Annual Meeting) will be Friday, May 1, 2020, at a time and location to be determined. In accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the Exchange Act), EQT is informing shareholders of this change and providing new information with respect to the submission of (i) proposals intended to be included in EQT’s 2020 proxy statement under Rule 14a-8 promulgated under the Exchange Act (Rule 14a-8) and (ii) proposals submitted outside the processes of Rule 14a-8.

Because the 2020 Annual Meeting will occur more than 30 days prior to the anniversary date of EQT’s 2019 annual meeting of shareholders, pursuant to Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in EQT’s 2020 proxy statement is a reasonable time before EQT begins to print and send its proxy materials. Shareholder proposals intended to be submitted pursuant to Rule 14a-8 in connection with the 2020 Annual Meeting should be received by EQT’s Corporate Secretary on or before November 25, 2019 in order to be considered for inclusion in EQT’s 2020 proxy statement. Such proposals must be directed to: 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, Attn: Corporate Secretary, must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the 2020 proxy statement if not in compliance with applicable requirements.

Additionally, pursuant to EQT’s Amended and Restated Bylaws (the Bylaws), because the 2020 Annual Meeting is being advanced by more than 30 days from the anniversary date of EQT’s 2019 annual meeting, shareholder proposals submitted outside of Rule 14a-8, including any proposal nominating a person as a director, must be received by EQT’s Corporate Secretary within the following dates: not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the later of (i) the close of business on the 90th day prior to the 2020 Annual Meeting or (ii) the close of business on the 10th day following the date that EQT publicly announced the date of the 2020 Annual Meeting. Accordingly, such proposals and nominations must be received by EQT’s Corporate Secretary no earlier than January 2, 2020 and no later than February 1, 2020. Such proposals and nominations also must comply with the advance notice provisions contained in the Bylaws.

Pursuant to the Bylaws, a shareholder or group of 20 or fewer shareholders, owning at least 3% of EQT’s issued and outstanding common stock over a continuous period of three years and fulfilling all requirements outlined in Section 1.11 of the Bylaws, may nominate and include director nominees in EQT’s 2020 proxy statement, provided that such nominations are submitted in writing and received by EQT’s Corporate Secretary no earlier than December 26, 2019, and no later than January 25, 2020.

The foregoing summary of the advance notice and proxy access provisions contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which have been filed with the Securities and Exchange Commission as Exhibit 3.3 to EQT’s Form 8-K filed on November 14, 2017. Shareholders are urged to read the complete text of such advance notice and proxy access provisions.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated October 11, 2019, issued by EQT Corporation.

104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: October 11, 2019	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel